Exhibit 99.1

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

	Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
	Business unit number:	65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		No	[2]	Yes		Yes		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		No	[1]	No	[1]	No	[1]	Yes
Copies of bank statements		Yes		No	[1]	No	[1]	No	[1]	Yes
Cash disbursements journals		Yes		No	[2]	No	[1]	No	[1]	Yes
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		Yes
Status of Post-petition Taxes	MOR-4	Yes		No	[2]	Yes		Yes		Yes
Copies of IRS Form 6123 or payment receipt		Yes		No	[2]	Yes		Yes		No	[2]
Copies of tax returns filed during reporting period		Yes		Yes		Yes		Yes		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes		No	[2]	Yes		Yes		Yes
Listing of Aged Accounts Payable		Yes		No	[2]	Yes		Yes		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	No	[2]	No	[2]	No	[2]	No	[2]	No	[2]
Taxes Reconciliation and Aging	MOR-5	Yes		No	[2]	Yes		Yes		Yes
Payments to Insiders and Professional	MOR-6	No	[2]	No	[2]	No	[2]	No	[2]	No	[2]
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		Yes		Yes		Yes		Yes
Debtor Questionnaire	MOR-7	Yes		Yes		Yes		Yes		Yes

[1]    Dynegy Northeast Generation, Inc. and Dynegy Holdings, LLC are the only two debtor entities with bank accounts.

[2]    The explanation is footnoted in the corresponding section of the Monthly Operating Report.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC	Total
Business unit number:	65500	65502	65503	65500			10001

	Allocation [3]			BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
	November 8 - November 30, 2011	November 8 - November 30, 2011	November 8 - November 30, 2011	# 5260	#2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH				$1,076	$—	$1,076	$11,072	$12,148

RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE - PREPETITION	—	1,151	165	1,317	—	1,317	—	1,317
ACCOUNTS RECEIVABLE - POSTPETITION	—	69	54	123	—	123	—	123
LOANS AND ADVANCES	1,000	—	—	1,000	—	1,000	—	1,000
SALE OF ASSETS	—	—	—	—	—	—	—	—
OTHER	1,000	—	—	1,000	—	1,000	—	1,000
TRANSFERS (FROM DIP ACCTS) [4]	—	—	—	—	138	138	—	138
CREDIT ADJUSTMENT	—	—	18	18	—	18
TOTAL RECEIPTS	2,000	1,220	238	3,458	138	3,596	—	3,596

DISBURSEMENTS
NET PAYROLL	—	(273)	(432)	(705)	—	(705)	—	(705)
PAYROLL TAXES	—	(66)	(105)	(171)	—	(171)	—	(171)
OTHER EMPLOYEE BENEFITS	—	(2)	(3)	(5)	—	(5)	—	(5)
SALES, USE, & OTHER TAXES	—	—	—	—	—	—	—	—
INVENTORY PURCHASES	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—
INSURANCE	—	—	—	—	—	—	—	—
OPERATING EXPENSES	—	(13)	(89)	(102)	—	(102)	—	(102)
G & A	—	—	—	—	—	—	—	—
FUEL PURCHASES	—	(348)	(219)	(567)	—	(567)	—	(567)
CAPEX	—	—	(26)	(26)	—	(26)	—	(26)
OTHER	—	—	—	—	—	—	(8)	(8)
OWNER DRAW	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS) [4]	(138)	—	—	(138)	—	(138)	(1,000)	(1,138)
PROFESSIONAL FEES [5]	—	—	—	—	—	—	—	—
U.S. TRUSTEE QUARTERLY FEES [5]	—	—	—	—	—	—	—	—
COURT COSTS [5]	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	(138)	(701)	(874)	(1,713)	—	(1,713)	(1,008)	(2,722)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	1,862	519	(636)	1,745	138	1,883	(1,008)	875

CASH — END OF MONTH				$2,821	$138	$2,959	$10,064	$13,023

[1]   DNE also has the following additional Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).

[2]   Hudson Power, LLC is not listed above because it does not have any bank accounts.

[3]           Dynegy Roseton LLC and Dynegy Danskammer LLC do not have bank accounts.  Therefore all cash receipts and disbursements from these entities flow through Dynegy Northeast Generation’s Master Bank Account #5260.

[4]   Represents transfers (from DIP Accts) of $138,000 for Utility Adequate Assurance Account.

[5]   Due to the first month of filing no Professional Fees, Court Costs, or U.S. Trustee Quarterly Fees have been paid.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Northeast Generation, Inc.							Dynegy Holdings, LLC
Business unit number:	65500							10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA		Concentration Account	Cash Collateral
	# 5260	# 5278	# 5286 [2]	# 5294	# 5302	# 2269	Total	# 7678	# 0204
BALANCE PER BOOKS	$2,821	$(1)	$(1,992)	$(2)	$—	$138	$964	$10,064	$27,004

BANK BALANCE	2,821	—	—	—	—	138	2,959	10,064	27,004
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(1)	(1,992)	(2)	—	—	(1,995)	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$2,821	$(1)	$(1,992)	$(2)	$—	$138	$964	$10,064	$27,004

[1]         Dynegy Roseton, LLC, Dynegy Danskammer, LLC, and Hudson Power, LLC do not have bank accounts.

[2]         On November 30, 2011 DNE made a payment for a coal shipment from Margin Account 5286.  However, the zero-balance transfer from Account 5260 did not occur until December 1, 2011 resulting in a negative balance for Account 5286 on November 30, 2011.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period:  November 8 - November 30

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65501	65502	65503	10001
	November 8, 2011 - November 30, 2011	November 8, 2011 - November 30, 2011	November 8, 2011 - November 30, 2011	November 8, 2011 - November 30, 2011	November 8, 2011 - November 30, 2011

	Filing Date - November 30	Filing Date - November 30	Filing Date - November 30	Filing Date - November 30	Filing Date - November 30
Revenues	$—	$—	$—	$7	$—
Intercompany Revenues	(9)	—	1,091	598	—
Cost of Sales	(44)	—	11	205	(12)
Intercompany Cost of Sales	—	—	(0)	11	—
Gross Margin	36	—	1,080	389	12
O&M Costs	3,305	—	2,355	2,098	—
Intercompany O&M Costs	—	—	—	—	—
Operating margin	(3,269)	—	(1,276)	(1,708)	12
Depreciation & Amortization	—	—	—	—	—
Asset Impairments	—	—	(8)	229	—
Goodwill Impairments	—	—	—	—	—
Gain or Loss on Sale of Assets	—	—	—	—	—
G & A	314	—	—	—	1,875
Reorganizational Charges	—	—	—	—	—
Operating income	(3,584)	—	(1,267)	(1,937)	(1,863)
Bankruptcy Reorg charges	—	—	—	—	(49,267)
Gain or Loss onDeconsolidation	—	—	—	—	—
Equity Earnings	—	—	—	—	(73,482)
Interest Expense	2,279	—	(1,996)	(375)	1,795
Other Income	—	—	—	—	5,735
Income (loss) before income taxes	(1,304)	—	(3,263)	(2,312)	(120,672)
Tax Provision	—	—	—	—	44,803
Income (loss) from operations	(1,304)	—	(3,263)	(2,312)	(165,475)
Discontinued Operations (net of tax)	—	—	—	—	12
Cumulative Effect Chg Acc Prin	—	—	—	—	—
Net Income (loss)	(1,304)	—	(3,263)	(2,312)	(165,487)
NonControllingInterest Inc/Exp	—	—	—	—	—
Series C Pref Stock Dividend	—	—	—	—	—
Net Inc (loss) Avail to Common Shareholders	$(1,304)	$—	$(3,263)	$(2,312)	$(165,487)

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65501	65502	65503	10001
	November	November	November	November	November

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH

Assets:
Cash and Cash Equivalents	$964	$—	$4	$4	$10,064
Restricted Cash	—	—	—	—	—
ST Investments - Restricted	—	—	—	—	27,004
AR Affiliates	14	—	—	—	—
Interest Rec Interco	—	—	—	—	22,460
Accounts Receivable	—	—	—	40	8,906
ST Investment 93day or greater	—	—	—	—	—
Inventory	—	—	11,768	25,287	—
Risk Management Assets	—	—	—	—	—
Other Assets Taxes	—	—	—	—	—
Broker Margin	—	—	—	—	—
Prepaids & Other Assets	1,345	—	8,358	7,766	1,425
Assets held for sale current	—	—	—	—	—
Total Current Assets	$2,323	$—	$20,130	$33,097	$69,859

Property, Plant and Equipment:
Property, Plant & Equipment	$(919,703)	$—	$724,247	$470,041	$—
Accumulated DD&A	919,703	—	(724,247)	(470,041)	—
Net Property, Plant and Equipment	0	—	—	—	—
Other Assets:
Investment-Consolidated Subs	285,551	285,551	—	—	6,088,079
Investment-Unconsolidated Subs	—	—	—	—	—
Noncurrent Risk Mgmt Assets	—	—	—	—	—
Long Term Intangible Contracts	—	—	—	—	—
Long Term Receivable Affiliate	—	—	—	—	—
LT Notes & Rec - 3rd Party	—	—	—	—	—
Other Long Term Assets	401,744	—	4,021	3,172	—
LT Investments - Restricted	—	—	—	—	—
Goodwill-Net	—	—	—	—	—
Deferred Income Taxes LTA	—	—	—	—	6,669
LT Notes and AR - IC	—	—	—	—	1,250,297
Net Other Assets	687,295	285,551	4,021	3,172	7,345,045
Total Assets	$689,618	$285,551	$24,151	$36,269	$7,414,904

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65501	65502	65503	10001
	November	November	November	November	November

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party [1]	$86,989	$—	$221	$2,155	$—
Accounts Payable-Affiliates	529	—	2	4	—
Intercompany Due To-From	(23,317)	—	73,879	225,362	1,706,200
Other Payables	—	—	—	—	—
Interest Accrued	(23,263)	—	20,182	3,080	—
Interest Accrued- Intercompany	1	—	—	—	9,903
Taxes Accrued	17	—	0	1	—
Other Accrued Liabilities	3,617	—	800	1,839	2,111
Def Income Taxes – Cur Liab	—	—	—	—	—
Risk Management Liabilities	—	—	—	0	—
Short Term Debt - 3rd Party	—	—	—	—	—
Short Term Debt - Affiliate	—	—	—	—	—
Short Term Debt - I/C	1,000	—	—	—	—
Short Term Notes Payable	—	—	—	—	—
Current Portion Of LT Debt	(203,621)	—	125,448	78,173	—
Liability held for sale curr	—	—	—	—	—
Total Current Liabilities	$(158,048)	$—	$220,533	$310,614	$1,718,215

Long-Term Liabilities:
LT Liability subject to compromise	$—	$—	$—	$—	$3,703,128
Long Term Debt-3rd Party	(432,589)	—	424,208	8,381	—
Transitional Funding Trust Notes	—	—	—	—	—
Long Term Debt - Interco	—	—	—	—	1,272,000
Long Term Debt to Affiliates	—	—	—	—	—
Noncur Risk Mgmt Liabilities	—	—	—	—	—
Def Income Taxes – N Cur Liab	—	—	—	—	0
Other LT Liabilities	36,506	—	7,499	9,377	5,413
Leases Payable LT	—	—	—	—	—
Total Liabilities	(554,131)	—	652,241	328,371	6,698,756
Subordinated Capital	$—	$—	$—	$—	$—

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65501	65502	65503	10001
	November	November	November	November	November

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH

Equity:
Receivables - Affiliates	$—	$—	$—	$—	$(709,848)
Conv Prefered Stock Series A	—	—	—	—	—
Preferred Stock-Intercompany	—	—	—	—	—
Common Stock Issued - I/C	1	—	—	—	—
Common Stock-A	—	—	—	—	1
Common Stock-B	—	—	—	—	—
Treasury Stock-Total	—	—	—	—	—
Subscription Receivable	—	—	—	—	—
Addl Paid In Capital	2,808,579	545,066	306,311	238,755	5,135,468
Partnership Inv/Contributions	—	—	—	—	—
Other Comprehensive Income	(13,057)	—	1,133	176	(7,436)
Dividends Other	—	—	—	—	—
Dividends/Partnership Distrib.	(2,605,529)	(259,515)	(104,821)	(154,694)	(1,752,500)
Retained Earnings (Accumulated Deficit)	1,053,756	—	(830,713)	(376,340)	(1,949,537)
Total Dynegy Inc Equity	1,243,750	285,551	(628,090)	(292,102)	716,148
NonControlling Interest	$—	$—	$—	$—	$—

Total Shareholders’ Equity	1,243,750	285,551	(628,090)	(292,102)	716,148
Total Liabilities & Equity	$689,618	$285,551	$24,151	$36,269	$7,414,904

[1]	Includes an accrued and unpaid lease amount of $82,482,840 that was due to the debtors before the filing.

In re Dynegy Holdings, LLC
Case No. 11-38111 (CGM)

Reporting Period: November 8 - November 30

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Roseton, LLC
Business unit number:	65500						65502

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid [1]	Check # or EFT	Ending Tax [4]	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid [1]	Check # or EFT	Ending Tax
Withholding [1]	—	102,330	174,124	—	—	(71,794)	—	—	—	—	—	—
FICA-Employee [1]	—	41,510	41,510	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	56,057	56,057	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [4]	—	199,897	271,691	—	—	(71,794)	—	—	—	—	—	—
State and Local
Withholding [1] & [4]	—	40,500	58,979	—	—	(18,479)	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	36,905	—	—	—	36,905	—	—	—	—	—	—
Total State and Local	—	77,405	58,979	—	—	18,426	—	—	—	—	—	—

Total Taxes	—	277,302	330,670	—	—	(53,368)	—	—	—	—	—	—

[1]   Tax payments are totals from 3 separate payroll tax payments made on 11/10/2011, 11/23/2011, and 11/30/2011.  The 11/10/2011 payment totaled $160,000 and was sent to the appropriate Governmental Authority prior to the Chapter 11 filing.

[2]   The Debtors are current on all post-petition payroll taxes due.

[3]   Hudson Power, LLC is not listed since it did not have financial activity in November nor does it have any bank accounts.

[4]   Includes a portion of $160,000 of payroll taxes that were pre-funded prior to bankruptcy filing

SUMMARY OF UNPAID	Dynegy Northeast Generation, Inc.	Dynegy Roseton, LLC
POST-PETITION DEBTS	65500	65502

	Number of Days Past Due [1]					Number of Days Past Due [1]
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	—	—	—	—	—	29,084	—	—	—	29,084
Wages Payable [3]	—	—	—	—	—	—	—	—	—	—
Taxes Payable	36,905	—	—	—	36,905	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees [4]	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	36,905	—	—	—	36,905	29,084	—	—	—	29,084

[1]   The Summary of Unpaid Post-Petition Debts reflects aging amounts by invoice date.

[2]   Hudson Power, LLC is not listed since it did not have financial activity in November nor does it have any bank accounts.

[3]   The Debtors are current on Payroll and Wage liabilities.

[4]   Due to the first month of filing no Professional Fees have been paid.

In re Dynegy Holdings, LLC
Case No. 11-38111 (CGM)

Reporting Period: November 8 - November 30

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Danskammer, LLC						Dynegy Holdings, LLC [5]
Business unit number:	65503						10001

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid [1]	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid [1]	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [4]	—	—	—	—	—	—	—	—	—	—	—	—
State and Local
Withholding [1] & [4]	—	—	—	—	—	—	—	—	—	—	—	—
Sales/Use		—	—	—	—	—	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total State and Local	—	—	—	—	—	—	—	—	—	—	—	—

Total Taxes	—	—	—	—	—	—	—	—	—	—	—	—

[5]   Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
POST-PETITION DEBTS	65503	10001

	Number of Days Past Due [1]					Number of Days Past Due [1]
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	112,460	—	—	—	112,460	—	—	—	—	—
Wages Payable [3]	—	—	—	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees [4]	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	112,460	—	—	—	112,460	—	—	—	—	—

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:
Business unit number:

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period					—
Plus: Amounts billed during the period					—
Less: Amounts collected during the period					—
Total Accounts Receivable at the end of the reporting period					—

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	—	—	—	—	—
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	—	—	—	—	—

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	—	—	—	—	—

[1]	Dynegy Roseton, LLC, Dynegy Danskammer, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.
[2]	DH has $8,905,984 in Taxes Receivable which includes $211,892 of a Canadian tax receivable from 2008.
[3]

DNE and its subsidiaries Dynegy Danskammer, LLC and Dynegy Roseton, LLC sell power to Dynegy Power Marketing, LLC, a sister non-debtor entity. As of November 30, 2011, DYPM did not owe any accounts receivable to DNE. As of the filing date, DNE had a net accounts payable due to DYPM of $21,193,146, comprised primarily of net swaps due to/from and mark-to-market adjustments. The debtors will maintain these positions until a final determination is made of these bankruptcy cases. DNE is allowed to continue post petition business in ordinary course for all future generation business.

[4]	DH has $22,459,909 Intercompany Interest Receivable. The Receivable is interest accruing on the $1.25 billion intercompany note between DH and Dynegy Inc.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC	Hudson Power, LLC
10001	65501

INSIDERS	INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS	TOTAL PAYMENTS TO INSIDERS

[1] No payments were made to Insiders from any of the debtor entities in November.

PROFESSIONALS	PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID

TOTAL PAYMENTS TO PROFESSIONALS	TOTAL PAYMENTS TO PROFESSIONALS

[1] No payments were made to Professionals from any of the debtor entities in November.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS	TOTAL PAYMENTS

[1]  None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Roseton, LLC	Dynegy Danskammer, LLC
65502	65503

INSIDERS	INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS	TOTAL PAYMENTS TO INSIDERS

[1] No payments were made to Insiders from any of the debtor entities in November.

PROFESSIONALS	PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID

TOTAL PAYMENTS TO PROFESSIONALS	TOTAL PAYMENTS TO PROFESSIONALS

[1] No payments were made to Professionals from any of the debtor entities in November.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS	TOTAL PAYMENTS

[1]  None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Northeast Generation, Inc.

65500

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS

[1]   No payments were made to Insiders from any of the debtor entities in November.

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID\

TOTAL PAYMENTS TO PROFESSIONALS

[1]   No payments were made to Professionals from any of the debtor entities in November.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS

[1]   None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: November 8 - November 30

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X		DNE - None other than allowed per approved motions (Payroll, Payroll Taxes, Bank Fees, etc.).
Are any post- petition receivables (accounts, notes or loans) due from related parties?	X

DNE - Receivables may exist from time to time on one’s books relating to settlements under the EMA Agreement but typically would clear within one day. DH has a receivable from DNE under the Intercompany Revolver Agreement (DIP Facility).

Are any post-petition payroll taxes past due?		X
Are any post-petition State or Federal income taxes past due?		X
Are any post-petition real estate taxes past due?		X
Are any other post-petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X		Sales and Use Tax and Payroll Tax.
Are any amounts owed to post-petition creditors delinquent?		X
Are any wage payments past due?		X
Have any post-petition loans been received by the Debtor from any party?	X		Loans received by DNE from DH under Intercompany Revolver.
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

[1]         This Questionnaire covers Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Dynegy Danskammer, LLC, Dynegy Roseton, LLC, and Hudson Power, LLC.